                                                                    Exhibit 99.3

                            VOTING/SUPPORT AGREEMENT
                            ------------------------



     AGREEMENT, dated as of September 22, 1997 (this "Agreement"), among McKesson Corporation, a Delaware corporation ("McKesson"), Patriot Acquisition Corp., a Delaware corporation ("Merger Sub") and 399 Venture Partners, Inc. (the "Stockholder").

     WHEREAS, the Board of Directors of McKesson and the Board of Directors of AmeriSource (capitalized terms used but not defined herein having the respective meanings given to them in the Merger Agreement) have approved an Agreement and Plan of Merger dated as of even date herewith (the "Merger Agreement") providing for the merger of a wholly owned subsidiary of McKesson with and into AmeriSource;

     WHEREAS, the Stockholder is the record and beneficial owner of shares of AmeriSource Class A Stock, AmeriSource Class B Stock and/or AmeriSource Class C Stock in the amounts and of the class set forth opposite the Stockholder's name on Annex A hereto (the "Shares");

     WHEREAS, Stockholder currently has certain registration rights in the Shares pursuant to a Registration Rights Agreement dated March 30, 1995, by and between Stockholder and AmeriSource (the "1995 Registration Rights Agreement");

     WHEREAS, McKesson and the Stockholder are entering into an agreement with respect to the registration rights which will be accorded the shares of McKesson Common Stock into which the Shares will be converted in the Merger (the "Registration Rights Agreement"), which agreement upon its execution by the parties will supersede the 1995 Registration Rights Agreement; and

     WHEREAS, as a condition to McKesson's entering into the Merger Agreement, McKesson has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, to induce McKesson to enter into the Merger Agreement and the Registration Rights Agreement and in consideration of the premises herein contained, the parties agree as follows:

     1.  Grant of Irrevocable Proxy.  (a)  Until this Agreement is terminated,
         --------------------------
the Stockholder hereby irrevocably appoints Merger Sub, its officers, agents and nominees, with full power of substitution, as proxy for and attorney in fact of the Stockholder to act with respect to and vote the Shares owned by the Stockholder for and in the name, place and stead of the Stockholder at any annual, special or other meeting of the holders of shares of AmeriSource Common Stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Shares are entitled to be voted on any matter which may come before such meeting or which may be the subject of such written consent, (i) in favor of the Merger, the Merger Agreement and the transactions contemplated thereby (but not any Material Adverse Amendments (as defined below) to the Merger Agreement), (ii) against any Competing Transaction, (iii) against any action or agreement the purpose or effect of which would be to impede, interfere with or attempt to discourage the Merger, and (iv) against any action the taking of which would constitute a breach by AmeriSource of any of its representations, warranties, covenants or agreements contained in the Merger Agreement or in the AmeriSource Stock Option Agreement; provided that such proxy may not be used to frustrate AmeriSource's ability to terminate the Merger Agreement in accordance with the provisions of
Section 7.1(c) of the Merger Agreement. In all other matters, the Shares shall be voted by and in the manner determined by the Stockholder upon written notice to Merger Sub. The Stockholder hereby represents that it has not heretofore granted any irrevocable proxy with respect to its Shares and hereby revokes any and all proxies which may heretofore have been granted with respect to the Shares. As used herein, a "Material Adverse Amendment" is an amendment that (i) materially and adversely affects the Stockholder and (ii) is approved by AmeriSource's Board of Directors notwithstanding the fact that in such vote the Stockholder's nominees on AmeriSource's Board of Directors voted against such amendment.

          (b) The Stockholder understands and acknowledges that McKesson is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with and as an inducement for the execution by McKesson of the Merger Agreement and the Registration Rights Agreement and to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked. The Stockholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. This proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL.

     2.  Agreement Not to Transfer.  The Stockholder agrees that it will not at
         -------------------------
any time during the term of this Agreement sell, transfer, assign or otherwise dispose of ("Transfer") or pledge or otherwise encumber, or enter into any contract, option or other arrangement with respect to the Transfer, pledge or encumbrance of, any of the Shares, or grant or purport to grant to any person any proxy or voting right or any right to acquire any of the Shares, or enter into any voting agreement with any person with respect to any of the Shares, or deposit any of the Shares into a voting trust. The foregoing is in addition to what will be the Stockholder's obligations under Section 3(d).

     3.  Additional Covenants of the Stockholder.  The Stockholder hereby
         ---------------------------------------
covenants and agrees with McKesson and Merger Sub that, until this Agreement terminates:

          (a) The Stockholder will not at any time, directly or indirectly, solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any Competing Transaction, or authorize or permit any of its affiliates that it controls ("Controlled Affiliates") or any of its or its Controlled Affiliates' directors, officers, employees, agents or representatives to so act, and will immediately cease all existing activities, discussions and negotiations with any parties conducted heretofore with respect to any proposal for a Competing Transaction.

          (b) The Stockholder shall take all actions necessary to call, or cause AmeriSource to call, the AmeriSource Stockholders Meeting, in accordance with the provisions of the Merger Agreement, and shall use its best efforts to cause such meeting to be held and completed on the date scheduled for such meeting.

          (c) At the request of McKesson, the Stockholder shall take all actions (including, without limitation, making or causing to be made all necessary filings with all appropriate Governmental Authorities) necessary for the Shares that are AmeriSource Class B Stock, or such portion thereof as McKesson may request (but not in excess of the number of shares that would cause the Stockholder to hold in excess of 19% of the outstanding voting securities of AmeriSource), to be converted into AmeriSource Class A Stock.

          (d) The Stockholder will not, during the 30 days prior to the Effective Time, sell, transfer or otherwise dispose of or reduce its risk (as contemplated by the SEC Accounting Series Release No. 135) with respect to the Shares or shares of Parent Common Stock that it may hold. Provided that

McKesson is not in breach of the provisions of Section 5(b), the Stockholder will not sell, transfer or otherwise dispose of or reduce its risk (as contemplated by SEC Accounting Series Release No. 135) with respect to any Parent Common Stock received by it in the Merger or any other shares of Parent Common Stock until after such time as combined financial results (including combined sales and net income) covering at least 30 days of combined operations of AmeriSource and Parent have been published by Parent, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10Q or 8-K, or any other public filing or announcement which includes such combined results of operations.

          (e) The Stockholder will deliver to McKesson at McKesson's request (i) a written representation confirming, as of immediately prior to the Effective Time, the accuracy of the representations and warranties contained in Section 4, and (ii) such additional written representations as may be reasonably requested by Dechert, Price & Rhoads or Fried, Frank, Harris, Shriver & Jacobson.

          (f) The Stockholder will not take any action which would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

          (g) The Stockholder will execute the AmeriSource Affiliate Letter promptly upon request therefor, which letter shall be in the form attached hereto as Annex B.

     4.  Representations and Warranties of the Stockholder.  The Stockholder
         -------------------------------------------------
hereby represents and warrants to McKesson and Merger Sub that:

          (a) (i) The Shares listed on Annex A attached hereto opposite the Stockholder's name are the only shares of AmeriSource Common Stock owned of record or beneficially by the Stockholder or in which the Stockholder has any interest; (ii) such Shares are now and at all times during the term of this Agreement will be owned by the Stockholder, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever except as contemplated by this Agreement, and none of such Shares is subject to any voting trust or other agreement or arrangement (except as created by this Agreement) with respect to the voting of such Shares; and (iii) the Stockholder does not own any options to purchase or rights to subscribe for or otherwise acquire any other shares of AmeriSource Common Stock.

          (b) The Stockholder has full right, power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder and such execution, delivery and performance have been duly authorized by all requisite corporate action of the Stockholder and no other corporate proceedings are necessary therefor.

          (c) This Agreement has been duly and validly executed and delivered by the Stockholder and represents a valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

          (d) The execution, delivery and performance of this Agreement by the Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which the Stockholder is a party or by which the Stockholder is bound or require the consent of any other person or any party pursuant thereto, (ii) any judgment, decree or order applicable to the Stockholder, or (iii) any Applicable Law.

          (e) The Stockholder has no plan or present intention to sell, exchange or otherwise dispose of a number of shares of McKesson Common Stock received in the Merger which, together with sales, exchanges or other dispositions by other stockholders of AmeriSource, would reduce the aggregate ownership of McKesson Common Stock by stockholders of AmeriSource who receive McKesson Common Stock in the Merger to a number of shares having a value, as of the Effective Time, of less than fifty percent of the value of all of the shares of AmeriSource Common Stock outstanding immediately prior to the Effective Time.

          (f) Based upon the representation set forth in Section 3.4 of the Merger Agreement, and so long as such representation remains true and complete, set forth on Annex C hereto is the maximum number of shares of AmeriSource Class A Stock which the Stockholder may own, beneficially and of record, at any time without violating any Applicable Laws.

     5.  Representations, Warranties and Covenants of McKesson and Merger Sub.
         --------------------------------------------------------------------
(a) McKesson and Merger Sub hereby represent and warrant to the Stockholder that (i) McKesson and Merger Sub each have full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) such execution, delivery and performance have been duly authorized by all requisite corporate action by McKesson and Merger Sub, and no other corporate proceedings are necessary therefor; (iii) this Agreement has been duly and validly executed and delivered by McKesson and Merger Sub and represents a valid and legally binding obligation of McKesson and Merger Sub, enforceable against McKesson and Merger Sub in accordance with its terms; and

(iv) the execution, delivery and performance of this Agreement by McKesson and Merger Sub will not constitute a violation of, conflict with or result in a default under (A) any contract, understanding or arrangement to which either McKesson or Merger Sub is a party or by which either is bound or require the consent of any other person or any party pursuant thereto, (B) any judgment, decree or order applicable to McKesson or Merger Sub, or (C) any Applicable Law.

          (b) McKesson hereby covenants that, if the Effective Time is less than 30 days prior to the end of McKesson's fiscal quarter or occurs during the first 30 days of McKesson's fiscal quarter, McKesson shall use reasonable efforts to prepare and publicly release, as soon as practicable following the end of the first month ending at least 30 days after the Effective Time, a report filed with the Commission on Form 8-K or any other public filing, statement or announcement which includes the combined financial results (including combined sales and net income) of McKesson and Amerisource for a period of at least 30 days of combined operations of McKesson and Amerisource following the Effective Time.

     6.  McKesson Board of Directors.  (a)  McKesson hereby covenants that, if
         ---------------------------
the Merger is consummated, the Board of Directors of McKesson shall take all action necessary immediately following the Effective Time to elect the following persons to its Board of Directors: (i) James Urry, who shall be assigned to the class of directors whose term of office expires at McKesson's first annual meeting of stockholders after the Effective Time, and (ii) Michael Delaney, who shall be assigned to the class of directors whose term of office expires at McKesson's second annual meeting of stockholders after the Effective Time.

          (b) If the Merger is consummated and if at any time the Stockholder owns less than 60% of the shares of McKesson Common Stock received by it in the Merger, then the Stockholder, upon the written request of McKesson, shall cause James Urry promptly to resign from McKesson's Board of Directors, and (ii) if at any time the Stockholder owns less than 30% of the shares of McKesson Common Stock received by it in the Merger, then the Stockholder, upon the written request of McKesson, shall cause Michael Delaney promptly to resign from McKesson's Board of Directors.

     7.  Termination.  (a)  This Agreement, other than the obligations set forth
         -----------
in Sections 3(d), 3(f), 5(b) and 6, shall terminate at the Effective Time.

          (b) This Agreement shall terminate upon (i) the termination of the Merger Agreement pursuant to its terms and (ii) the occurrence of a Material Adverse Amendment.

     8.  Severability.  Any term, provision, covenant or restriction contained
         ------------
in this Agreement held by a court or other Governmental Authority of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

     9.  Expenses.  Each of the parties hereto shall pay all costs and expenses
         --------
incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, except as otherwise provided herein.

     10.  Entire Agreement.  This Agreement (including the documents and the
          ----------------
instruments referred to therein) constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter hereof and thereof.

     11.  Successors; No Third Party Beneficiaries.  The terms and conditions of
          ----------------------------------------
this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     12.  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)  if to McKesson or Merger Sub, to

                    One Post Street
                    San Francisco, CA  94104
                    Attn.:  Ivan D. Meyerson, Esq.
                    Telecopy No.: 415-983-8826
                    with copies to

                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York  10004
                    Attn.:  Stephen Fraidin, P.C.
                    Telecopy No.:  212-859-6140

               (ii) if to the Stockholder,

                    to the address set forth opposite its
                    name on Annex A.

                    with a copy to

                    Kirkland & Ellis
                    153 East 53rd Street
                    Suite 3900
                    New York, New York  10022
                    Attn.:  Kirk A. Radke, Esq.
                    Telecopy No.:  212-446-4900

     13.  Counterparts.  This Agreement may be executed in counterparts, and
          ------------
each such counterpart shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.

     14.  Specific Performance. The parties hereto agree that if for any reason
          --------------------
McKesson or the Stockholder shall have failed to perform its obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

     15.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of Delaware, without giving effect to the conflict of laws principles thereof. Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware, for any Action (and agrees not to commence any Action except in any such court), and further agrees that service of process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 12 shall be effective service of process for any Action brought against it in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any Action in the courts of the State of Delaware or of the United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Action brought in any such court has been brought in an inconvenient forum.

     16.  Waiver and Amendment.  Any provision of this Agreement may be waived
          --------------------
at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     17.  Additional Shares.  Notwithstanding the provisions of Section 16, in
          -----------------
the event that the Stockholder acquires any additional shares of AmeriSource Common Stock, such shares shall, without further action of the parties, be subject to the provisions of this Agreement (including, without limitation, Sections 3(c) and 4(f)), and Annex A will be deemed amended accordingly. If the Stockholder acquires additional shares of AmeriSource Common Stock, it shall promptly notify McKesson in writing of such acquisition.

     IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the date first above written.

                                McKESSON CORPORATION


                                By:  __________________________


                                PATRIOT ACQUISITION CORP.


                                By:  __________________________


                                399 VENTURE PARTNERS, INC.


                                By:  __________________________


175517

                                    ANNEX A

                                                  Securities (in number of shares)
Record and                                        --------------------------------   Percentage
Beneficial Owner                                   Class A     Class B    Class C   Voting Power
----------------------------------------          ---------  -----------  --------  -------------
            1.  399 Venture Partners, Inc.        234,926    6,486,147    None          1.4%
                c/o Helene Shavin
                399 Park Avenue
                14/th/ Floor Zone 4
                NY, NY  10022-4614



ANNEX B


                      FORM OF AMERISOURCE AFFILIATE LETTER

McKesson Corporation
One Post Street
San Francisco, California  94104

Ladies and Gentlemen:

     I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of AmeriSource Health Corporation, a Delaware corporation ("AmeriSource"), as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), or (ii) used in and for purposes of Accounting Series, Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger dated as of September 22, 1997 (the "Merger Agreement"), among McKesson Corporation, a Delaware corporation ("McKesson"), Patriot Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of McKesson ("Merger Sub"), and AmeriSource, Merger Sub will be merged with and into AmeriSource (the "Merger").

     As a result of the Merger, I may receive shares of common stock, par value $.01 per share, of McKesson (the "McKesson Securities") in exchange for shares owned by me of common stock, par value $.01 per share, of AmeriSource (or upon the exercise of options for such shares).

     I hereby represent, warrant and covenant to McKesson that in the event I receive any McKesson Securities as a result of the Merger:

     A. I shall not make any sale, transfer or other disposition of the McKesson Securities in violation of the Act or the Rules and Regulations.

B. I have carefully read this letter and the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the McKesson Securities, to the extent I felt necessary, with my counsel or counsel for AmeriSource.

     C. I have been advised that the issuance of McKesson Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger was submitted for a vote of the stockholders of AmeriSource, (i) I may be deemed to have been an affiliate of AmeriSource and
(ii) the distribution by me of the McKesson Securities has not been registered under the Act, I may not sell, transfer or otherwise dispose of the McKesson Securities issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with Rule 145 (as such rule may be hereafter from time to time amended) promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to McKesson, or a "no action" letter obtained by me from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

     D. I understand that, except as may be provided in the Registration Rights Agreement entered into by McKesson and me, dated as of September 22, 1997, McKesson is under no obligation to register the sale, transfer or other disposition of the McKesson Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

     E. I also understand that stop transfer instructions will be given to McKesson's transfer agents with respect to the McKesson Securities and that there will be placed on the certificates for the McKesson Securities issued to me, or any substitutions therefor, a legend stating in substance:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES, AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 145 OR PURSUANT TO A REGISTRATION STATEMENT UNDER THAT ACT OR AN EXEMPTION FROM SUCH REGISTRATION."

     F. I also understand that unless the transfer by me of my McKesson Securities has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, McKesson reserves the right to put the following legend on the certificates issued to my transferee:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO

                  RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

     It is understood and agreed that the legends set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Act or this Agreement. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) evidence or representations satisfactory to McKesson that the McKesson Securities represented by such certificates are being or have been sold in a transaction made in conformity with the provisions of Rule 145(d) (as such rule may be hereafter from time to time amended) or (ii) McKesson has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to McKesson, or a "no action" letter obtained by me from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to me.

     I further represent to and covenant with McKesson that I will not, during the 30 days prior to the Effective Time (as defined in the Merger Agreement), sell, transfer or otherwise dispose of or reduce my risk (as contemplated by the SEC Accounting Series Release No. 135) with respect to AmeriSource shares or shares of the capital stock of McKesson that I may hold and, furthermore, provided that McKesson is not in breach of Section 5(b) of the Voting/Support Agreement between McKesson and me dated as of September 22, 1997, I will not sell, transfer or otherwise dispose of or reduce my risk (as contemplated by SEC Accounting Series Release No. 135) with respect to any McKesson Securities received by me in the Merger or any other shares of the capital stock of McKesson until after such time as combined financial results (including combined sales and net income) covering at least 30 days of combined operations of AmeriSource and McKesson have been published by McKesson, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes such combined results of operations. If the Effective Time is less than 30 days prior to the end of McKesson's fiscal quarter, McKesson shall use reasonable efforts to prepare and publicly release such combined financial results as soon as practicable following the end of the first month ending at least 30 days after the Effective Time and shall notify the "affiliates" of the publication of such results.

     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of AmeriSource as described in the first paragraph of this letter, or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                                 Very truly yours,


                                 --------------------------------------
                                 Name:

Accepted this ____ day of
__________________________, 199_ by

McKESSON CORPORATION


By: ___________________________
    Name: _____________________
    Title: ____________________

                                    ANNEX C

    The maximum number of shares of AmeriSource Class A Stock which the Stockholder may own, beneficially or of record, without violating Applicable Law, is 3,974,513 shares, assuming 16,943,975 shares of AmeriSource Class A Stock are owned by persons other than the Stockholder.